UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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The Manitowoc Company

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to
be held on May 3, 2011, for The Manitowoc Company, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/mtw. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2011 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 25, 2011.

For a Convenient Way to View Proxy Materials

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VOTE Online go to: www.proxydocs.com/mtw

Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE		*E-MAIL
www.investorelections.com/mtw	(866) 648-8133		paper@investorelections.com

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If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

The Manitowoc Company, Inc. Notice of Annual Meeting

Date:	Tuesday, May 3, 2011
Time:	9:00 A.M. (Central Daylight Time)
Place:	Holiday Inn, 4601 Calumet Avenue, Manitowoc, Wisconsin
The purpose of the Annual Meeting is to take the following action:
The Board of Directors recommends that you vote “FOR” the following.
1.	Election of Directors

Nominees 01 Donald M. Condon, Jr. 02 Keith D. Nosbusch 03 Glen E. Tellock
The Board of Directors recommends that you vote “FOR” the following.
2.	Proposal 2 – The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
3.	Proposal 3 – An advisory vote on the compensation of the Company’s named executive officers.
The Board of Directors recommend you vote for “3 YEARS” on Proposal 4.

4.	Proposal 4 – An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

5.	Proposal 5 – Such other matters which may properly come before the meeting or any adjournment of the meeting.